ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEET

As of
April 30, 2007

ASSETS

Current assets
Cash and cash equivalents	$338,646
Loans receivable - related party (Note 2)	4,500
Prepaid expense	16,500
Total current assets	359,646

Property and equipment, net (Note 3)	291,667
Mineral properties (Note 4)	15,500
Intellectual property (Note 5)	200,000
Other assets	1,551
Total non-current assets	508,718

Total assets	$868,364

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable	$40,711
Accounts payable - related party (Note 6)	20,000
NVRM payable (Note 7)	277,683
Loans payable - related party (Note 8)	100,806
Share subscriptions received (Note 9)	505,114
Current portion of long-term debt (Note 10)	5,509
Total current liabilities	949,823

Long-term debt (Note 10)	4,808

Total liabilities	954,631

Commitments and contingencies (Note 11)

Stockholders' deficit (Note 12)
Common stock, $0.001 par value; 100,000,000 shares
authorized, 26,401,000 shares issued and outstanding	26,401
Preferred stock, $0.001 par value; 100,000,000 shares
authorized, zero shares issued and outstanding	-
Additional paid-in capital	579,600
Accumulated deficit during development stage	(692,268)
Total stockholders' deficit	(86,267)

Total liabilities and stockholders' deficit	$868,364

See Accompanying Notes to Financial Statements

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF OPERATIONS

		For the Period	For the Period
		July 13, 2005	July 13, 2005
	For the Twelve	(Date of Inception)	(Date of Inception)
	Months Ended	Through	Through
	April 30, 2007	April 30, 2006	April 30, 2007

Revenue	$-	$-	$-

Operating expenses
Mineral exploration and evaluation expenses	438,371	121,558	559,929
General and administrative	164,765	52,760	217,525
Depreciation and amortization (Note 3)	8,333	-	8,333

Total operating expenses	611,469	174,318	785,787

Loss from operations	(611,469)	(174,318)	(785,787)

Other income (expense):
Other income	94,115	-	94,115
Interest expense, net	(414)	(182)	(596)

Total other income (expense)	93,701	(182)	93,519

Net loss	$(517,768)	$(174,500)	$(692,268)

Loss per common share - basic and diluted:
Net loss	$(0.06)	$(1,125.81)

Weighted average common shares outstanding -
Basic and diluted	8,586,852	155

See Accompanying Notes to Financial Statements

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' DEFICIT

				Accumulated
				Deficit During	Total
	Common Stock		Additional	Development	Stockholders'
	Shares	Amount	Paid-in Capital	Stage	Deficit

Balance, July 13, 2005	-	$-	$-	$-	$-

Issuance of common stock for cash,
$0.001 per share	1,000	1	-	-	1

Net loss	-	-	-	(174,500)	(174,500)

Balance, April 30, 2006	1,000	1	-	(174,500)	(174,499)

Issuance of common stock for cash,
$0.001 per share	12,500,000	12,500	-	-	12,500

Issuance of common stock for cash,
$0.01 per share	7,800,000	7,800	70,200	-	78,000

Issuance of common stock for
mineral property options
$0.01 per share	1,050,000	1,050	9,450	-	10,500

Issuance of common stock for cash,
$0.10 per share	1,250,000	1,250	123,750	-	125,000

Issuance of common stock for cash,
Reg. S - Private Placement,
$0.10 per share	1,800,000	1,800	178,200	-	180,000

Issuance of common stock in acquisition
of intellectual property and equipment
$0.10 per share	2,000,000	2,000	198,000	-	200,000

Net loss	-	-	-	(517,768)	(517,768)

Balance, April 30, 2007	26,401,000	$26,401	$579,600	$(692,268)	$(86,267)

See Accompanying Notes to Financial Statements

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS

		For the Period	For the Period
		July 13, 2005	July 13, 2005
	For the Twelve	(Date of Inception)	(Date of Inception)
	Months Ended	Through	Through
	April 30, 2007	April 30, 2006	April 30, 2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(517,768)	$(174,500)	$(692,268)
Adjustments to reconcile loss from operating
to net cash used in operating activities:
Depreciation and amortization	8,333	-	8,333
Changes in operating assets and liabilities:
Prepaid expenses	(16,500)	-	(16,500)
Loans receivable - related party	(4,105)	(395)	(4,500)
Accounts payable	40,711	-	40,711
Accounts payable - related party	20,000	-	20,000

Net cash used in operating activities	(469,329)	(174,895)	(644,224)

CASH FLOW FROM INVESTING ACTIVITIES
Cash paid on mineral property claims	(5,000)	-	(5,000)
Cash paid for other assets	-	(1,551)	(1,551)

Net cash used in investing activities	(5,000)	(1,551)	(6,551)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from stock issuance	383,499	1	383,500
Proceeds form subscriptions received	505,114	-	505,114
Proceeds from borrowings from related party	8,951	197,101	206,052
Payments on borrowings from related party	(105,246)		(105,246)

Net cash provided by financing activities	792,318	197,102	989,420

NET CHANGE IN CASH	317,989	20,656	338,645

CASH AT BEGINNING OF YEAR	20,656	-	-

CASH AT END OF PERIOD	$338,645	$20,656	$338,645

SUPPLEMENTAL INFORMATION

Interest Paid	$414	$182	$596
Income Taxes Paid	$-	$-	$-

SUPPLEMENTARY DISCLOSURE FOR NON-CASH
INVESTING AND FINANCING ACTIVITIES

Acquisition of intellectual property for stock	$200,000	$-	$200,000
Acquisition of mineral property for stock	$10,500	$-	$10,500
Acquisition of equipment for debt	$300,000	$-	$300,000
Long-term debt assumed in acquisition	$10,317	$-	$10,317

See Accompanying Notes to Financial Statements

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

Description of Business – Royal Mines Inc., referred to as the “Company”, is considered an exploration stage company. The Company's primary objective is to bring into commercial production the Company’s mining assets by refining the extracted precious and base metals, and then generate revenues from sales of these refined metals to established commodity brokers. The Company has not yet realized any revenues from its primary objective.

History – The Company was incorporated on July 13, 2005 in the State of Nevada as Pass Technologies Inc. On April 14, 2006 Pass Technologies Inc changed its name to Liquid Commodaties Inc. On November 9, 2006 Liquid Commodaties changed its name to Royal Mines Inc. On January 28, 2007, the Company entered into mineral option agreements to acquire a 87.5% interest in twenty-four (24) mining claims, totaling 3,840 acres, located south of Searchlight, Nevada in the Piute Valley.

Going Concern - As of April 30, 2007, the Company incurred cumulative net losses of approximately $692,268 from operations and has negative working capital of ($590,177). The Company is still in the exploration stage, has not commenced its mining and metals extraction processing operations, raising substantial doubt about its ability to continue as a going concern.

The ability of the Company to continue as a going concern is dependent on the Company raising additional sources of capital and the successful execution of the Company’s strategic plan. The Company will seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Basis of Presentation – These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States. The Company’s fiscal year-end is April 30.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - The Company considers all investments with an original maturity of three months or less to be a cash equivalent.

Mineral Rights – The Company capitalizes acquisition and option costs of mineral property rights. The amount capitalized represents the fair value at the time the mineral rights are acquired. The accumulated costs of acquisition for properties that are developed to the stage of commercial production will be amortized using the unit-of-production method.

Exploration Costs – Mineral exploration costs are expensed as incurred.

Property and Equipment - Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally 3 to 10 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

Impairment of Long-Lived Assets – We review and evaluate our long-lived assets for impairment at least annually and also when events or changes in circumstances indicate the related carrying amounts may not be recoverable. Asset impairment is considered to exist if the total estimated future cash flows, on an undiscounted basis, are less than the carrying amount of the long-lived asset. An impairment loss is measured and recorded based on the discounted estimated future cash flows. Future cash flows are based on estimated quantities of recoverable minerals, expected gold and other commodity prices (considering current and historical prices, price trends and related factors), production levels and cash costs of production, capital and reclamation costs, all based on detailed engineering life-of-mine plans.

In estimating future cash flows, assets are grouped at the lowest levels for which there are identifiable cash flows that are largely independent of future cash flows from other asset groups. With the exception of other mine-related exploration potential and exploration potential in areas outside of the immediate mine-site, all assets at a particular operation are considered together for purposes of estimating future cash flows. In the case of mineral interests associated with other mine-related exploration potential and exploration potential in areas outside of the immediate mine-site, cash flows and fair values are individually evaluated based primarily on recent exploration results.

Various factors could impact our ability to achieve forecasted production schedules from proven and probably reserves. Additionally, commodity prices, capital expenditure requirements and reclamation costs could differ from the assumptions used in the cash flow models used to assess impairment. The ability to achieve the estimated quantities of recoverable minerals from exploration stage mineral interests involves further risks in addition to those factors applicable to mineral interests where proven and probable reserves have been identified, due to the lower level of confidence that the identified mineralized material can ultimately be mined economically. Material changes to any of these factors or assumptions discussed above could result in future impairment charges to operations.

Fair Value of Financial Instruments – Statement of Financial Accounting Standards (SFAS) No. 107, “Disclosure About Fair Value of Financial Instruments,” requires the Company to disclose, when reasonably attainable, the fair market value of its assets and liabilities which are deemed to be financial instruments. The carrying amounts and estimated fair value of the Company’s financial instruments approximate their fair value due to the short-term nature.

Revenue Recognition – Revenues are recognized during the period in which they are received. Costs and expenses are recognized during the period in which they are incurred.

Research and Development - All research and development expenditures during the period have been charged to operations.

Earnings (Loss) Per Share - The Company follows SFAS No. 128, “Earnings Per Share” and SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” which

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

establish standards for the computation, presentation and disclosure requirements for basic and diluted earnings per share for entities with publicly-held common shares and potential common stock issuances. Basic earnings (loss) per share are computed by dividing net income by the weighted average number of common shares outstanding. In computing diluted earnings per share, the weighted average number of shares outstanding is adjusted to reflect the effect of potentially dilutive securities, such as stock options and warrants. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

Income Taxes - The Company accounts for its income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Segment Information - The Company discloses segment information in accordance with SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” which uses a management approach to determine reportable segments. The Company operates under one segment.

Reclassification - Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation, with no effect on previously reported net loss.

Expenses of Offering - The Company accounts for specific incremental costs directly to a proposed or actual offering of securities as a direct charge against the gross proceeds of the offering.

Stock-Based Compensation –The Company accounts for stock based employee and director compensation arrangements in accordance with provisions of SFAS No. 123R, “Share Based Payment”. SFAS No. 123R requires companies to measure all employee stock based compensation awards using a fair value method and record such expense in their financial statements. The Company adopted SFAS No. 123R on a prospective basis on July 13, 2005.

Stock-based compensation arrangements for non-employees are recorded at fair value as the services are provided and the compensation earned.

New Accounting Pronouncements – In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB SFAS No. 115,” which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value, nor eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, “Fair Value Measurements,” and SFAS No. 107, “Disclosures about Fair Value of Financial Instruments.” SFAS No. 159 is effective for our fiscal year beginning after November 15, 2007. We are currently assessing the impact that the adoption of SFAS No. 159 will have on our financial statements.

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” SFAS No. 158 requires companies to recognize the over funded or under funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS No. 158 requires companies to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The Company adopted SFAS No. 158 effective for the fiscal year ending December 31, 2006. Adoption of this statement had no impact on the Company’s financial position or results of operations.

In September 2006, the FASB issued statement SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged. Any amounts recognized upon adoption as a cumulative effect adjustment will be recorded to the opening balance of retained earnings in the year of adoption. We have not yet determined the impact of this Statement on our financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB SFAS No. 109” (“FIN 48”), which clarifies the accounting and disclosure for uncertainty in tax positions. FIN 48 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company is currently in the process of evaluating the financial impact of this statement.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” which amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS No. 156 may be adopted as early as January 1, 2006, for calendar year-end entities, provided that no interim financial statements have been issued. Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after September 15, 2006 (e.g., January 1, 2007, for calendar year-end entities). The intention of this statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting. Specifically, the FASB said SFAS No. 156 permits a service using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value. The Company does not expect the adoption of SFAS No. 156 to have a material impact on its financial position, results of operations or cash flows.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments,” which amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS No. 155 permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments containing embedded derivatives. The Company does not expect the adoption of SFAS No. 155 to have a material impact on its financial position, results of operations or cash flows.

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

2.	LOANS RECEIVABLE-RELATED PARTY

Loan receivable – related party consists of the following:

As of
April 30, 2007
Loan receivable due from an officer of
the Company, bearing no interest,
unsecured and due on demand	$4,500

3.	PROPERTY AND EQUIPMENT

On April 2, 2007, the Company acquired certain processing, laboratory and office equipment in the Technology and Asset Purchase Agreement with Robert H. Gunnison and New Verde River Mining Co Inc. (See Note 5 for additional disclosure). Property and equipment consists of the following:

As of
April 30, 2007
Process, Lab and Office Equipment	$300,000
Less: Accumulated depreciation	8,333
$291,667

4.	MINERAL PROPERTIES

As of April 30, 2007, mineral properties totaling $15,500 consist of twenty-five (25) mining claims located south of Searchlight, Nevada in the Piute Valley. On January 28, 2007, the Company entered into mineral option agreements to acquire a 87.5% interest in twenty-four (24) mining claims with the issuance of 1,050,000 shares of the Company’s common stock on the date of signing of the option agreement and the provision that the Company issue an additional 420,000 and 210,000 shares on the fifth anniversary and tenth anniversary, respectively, of the signing of the option agreement. Each of the twenty-four mining claims is comprised of 160 acres. The transaction was valued at an agreed upon price of $10,500. Renewal fees of $3,000 on the twenty- four (24) mining claims will be capitalized annually.

On March 16, 2007 the Company entered into a lease agreement of property with one (1) mining claim, for a term of twenty years, for exploration and potential mining production on 20 acres in Searchlight, Nevada. The Company paid $5,000 upon execution of the agreement and will pay $4,000 annually thereafter. The Company will also pay an annual royalty equal to five (5) percent of the net profit from the mining production.

Mining claims are capitalized as tangible assets in accordance with Emerging Issues Task Force abstract 04-02. Upon completion of a bankable feasibility study, the claims will be amortized using the unit-of-production method over the life of the claim. If the Company does not continue with exploration after the completion of the feasibility study, the claims will be expensed at that time.

5.	INTELLECTUAL PROPERTY

On April 2, 2007 the Company entered into a Technology and Asset Purchase Agreement (“NVRM Agreement”) with Robert H. Gunnison and New Verde River Mining Co. Inc. (“NVRM”), whereby the Company acquired equipment and the technology for lixivation of metals from ore utilizing thiourea stabilization (“Intellectual Property”). The equipment and intellectual property were acquired with the issuance

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

of 2,000,000 shares of the Company’s $0.10 per share common stock and a future cash payment of $300,000, for a purchase price of $500,000. The cash payment will be paid as follows: (i) $175,000 on or before May 31, 2007; and (ii) the balance of $125,000, less any debt assumed and payables due to the Company, on or before January 31, 2008. The purchase price was allocated to the assets acquired and liabilities assumed based on their respective fair values at the date of acquisition. The intellectual property was valued at $200,000.

6.	ACCOUNTS PAYABLE - RELATED PARTY

As of April 30, 2007, accounts payable – related party consists of $20,000 due to two officers of the Company for consulting and administration fees.

7.	NVRM PAYABLE

As of April 30, 2007, NVRM payable consists of a $277,683 ($300,000 less $10,317 of debt assumed and $12,000 receivable due to the Company) payable to New Verde River Mining and Robert H. Gunnison pursuant to the NVRM Agreement noted above.

8.	LOANS PAYABLE – RELATED PARTY

As of April 30, 2007, loans payable to related parties totaling $100,806 consists of borrowings from officers and directors of the Company. The balances bear no interest, are unsecured and are due on demand.

9.	SHARE SUBSCRIPTIONS RECEIVED

As of April 30, 2007, the Company had received subscriptions for 2,020,456 shares of common stock for cash at $0.25 per share, aggregating $505,114.

10.	LONG-TERM DEBT

As of April 30, 2007, long-term debt consists of $10,317 in debt assumed in the NVRM Agreement for the financing of a John Deere loader. The balance bears interest at 4.9% and is secured by the loader. The current portion of long-term debt at April 30, 2007 is $5,509.

11.	COMMITMENTS AND CONTINGENCIES

Lease obligations – The Company has operating leases for its offices and plant facility. Future minimum lease payments under the operating leases for the facilities as of April 30, 2007 are as follows:

Fiscal year ending April 30, 2008	$ 82,800
Fiscal year ending April 30, 2009	$ 64,530
Fiscal year ending April 30, 2010	$ 64,616
Thereafter	$ 10,822

12.	STOCKHOLDERS’ DEFICIT

Common and Preferred Stock:

As of April 30, 2007, there were 26,401,000 shares of common stock outstanding and zero shares of preferred stock outstanding. Outstanding shares of common stock consist of the following:

	a)	On March 16, 2006, the Company issued 1,000 shares of common stock to one individual for cash at $0.001 per share.

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

b)	On November 30, 2006, the Company issued 12,500,000 shares of common stock to three individuals for cash at $0.001 per share.

c)	On December 29, 2006, the Company issued 7,800,000 shares of common stock for cash at $0.01 per share.

d)	On January 10, 2007, the Company issued 1,050,000 shares of common stock for the purchase of 7/8ths interest in 24 minerals claims at $0.01 per share.

e)	On February 28, 2007, the Company issued 1,250,000 shares of common stock to three individuals for cash at $0.10 per share.

f)	On March 31, 2007, the Company issued 1,800,000 shares of common stock to four individuals for cash at $0.10 per share.

g)	On April 2, 2007, the Company issued 2,000,000 shares of common stock to one individual, in connection with the NVRM Agreement, for the purchase of intellectual property and equipment.

13.	SUBSEQUENT EVENTS – FINANCING (UNAUDITED)

On May 31, 2007, the Company closed a private placement offering for proceeds of $620,582, of which $505,114 was received and recorded as share subscriptions received as of April 30, 2007. The Company issued 2,482,326 shares of common stock, at $0.25 per share, to non-U.S. investors pursuant to Regulation S of the Securities Act of 1933.

On June 4, 2007, the Company closed a private placement offering for proceeds of $825,000 and issued 3,300,000 shares of common stock, at $0.25 per share, to accredited U.S. investors pursuant to Regulation D of the Securities Act of 1933.